PRELIMINARY PROXY MATERIALS

          CANANDAIGUA NATIONAL COLLECTIVE INVESTMENT FUND
                       FOR QUALIFIED TRUSTS
                       72 South Main Street
                    Canandaigua, New York 14424

              NOTICE OF ANNUAL MEETING OF UNITHOLDERS
                     TO BE HELD MARCH 28, 1997

To the Unitholders:

     The Annual Meeting of Unitholders of Canandaigua National Collective Investment Fund for Qualified Trusts (the "Fund") will be held at the offices of The Canandaigua National Bank and Trust Company ("Canandaigua National Bank"), 72 South Main Street, Canandaigua, New York on March 28, 1997 at 10:30 A.M., to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

     (1)  Election of a Supervisory Committee of five members;

     (2) Approval of the investment management agreement with Canandaigua National Bank;

     (3) Ratification of Morga Jones & Hufsmith, P.C. as the independent accountants for 1997;

     (4)  Reorganization of the Fund into a Delaware Business Trust; and

     (5)  Such other matters as may properly come before the meeting.

     The Supervisory Committee has fixed the close of business on February 10, 1997 as the record date for the determination of unitholders entitled to receive notice of and to vote at the meeting.

     The proposed business cannot be conducted at the meeting unless the holders of a majority of the units of each portfolio are present in person or by proxy. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE SUPERVISORY COMMITTEE. THE PROXY IS REVOCABLE, AND YOUR SIGNING WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON.


                              By Order of the Supervisory Committee


                              Robert J. Swartout, Secretary

Canandaigua, New York
March 1, 1997

              IT IS IMPORTANT THAT YOU MARK, DATE, SIGN, AND
                     PROMPTLY MAIL THE ENCLOSED PROXY
                          PROXY STATEMENT


     The enclosed proxy is solicited by the Supervisory Committee of the Fund in connection with the Annual Meeting of Unitholders to be held on March 28, 1997 at 10:30 A.M. at the offices of Canandaigua National Bank, 72 South Main Street, Canandaigua, New York. Every proxy returned in time to be voted at the meeting will be voted, and, if a specification is made with respect to any Proposal, the proxy will be voted accordingly. If no directions are indicated, the proxy will be voted FOR the five nominees set forth in Proposal 1 and FOR Proposals 2, 3 and 4. Anyone having submitted a proxy may revoke it prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by voting in person.

     At the close of business on February 10, 1997, the record date fixed by the Supervisory Committee for the determination of unitholders entitled to notice of and to vote at the meeting, there were outstanding ______________ units of the Fund, the only authorized class of securities of the Fund. Each unit is entitled to one vote. There is no provision for cumulative voting. As of February __, 1997, no unitholder owned 5% or more of the Fund's outstanding units [except Willard B. Becker, 3299 West Lake Road, Canandaigua, New York, who owned ________ units of the Bond Portfolio constituting ____% of that Portfolio, Anthony J. Brindisi, 417 Holiday Harbour, Canandaigua, New York, who owned ________ units of the Bond Portfolio constituting ___% of that Portfolio, and John E. Tyo, 6 East Main Street, Shortsville, New York, who owned ______ units of the Bond Portfolio constituting ____% of that Portfolio.]

     This Proxy Statement was first mailed to unitholders on or about March 1, 1997, together with the Fund's 1996 Annual Report, which included financial statements for the Fund for the year ended December 31, 1996. The Annual Report is not to be regarded as proxy soliciting material or as part of this Proxy Statement.

     With respect to the election of members of the Supervisory Committee in Proposal 1, the five nominees receiving the highest number of votes shall be deemed to be elected. The vote required to approve Proposals 2 and 3 is the affirmative vote of the lesser of (a) 67% or more of all units present and entitled to vote at the meeting, provided the holders of more than 50% of all units outstanding and entitled to vote are present or represented by proxy, or (b) more than 50% of all outstanding units (in either case, a "majority of the units outstanding"). The vote required to approve Proposal 4 is the affirmative vote of a majority of the units outstanding of each portfolio voting as a separate series of the Fund.

     In the event that sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of such adjournment. Signed but unmarked proxies will be voted in favor of all Proposals.





PROPOSAL 1. ELECTION OF SUPERVISORY COMMITTEE MEMBERS.

     Five members of the Supervisory Committee are to be elected at the meeting to hold office until the next meeting of unitholders and until their successors are elected and qualified. All of the nominees were originally named in the Declaration of Trust for the Fund. The nominees were nominated for reelection at a meeting of the Supervisory Committee held January 6, 1997. Each of the nominees has agreed to serve if reelected. If, due to presently unforeseen circumstances, any nominee should not be available for election, the proxies will vote the signed but unmarked proxies, and those marked for the nominees, for such other persons as the present members of the Supervisory Committee shall recommend. The table below sets forth certain information regarding the nominees.


                                                                                                        Memberships on
                                                                        Year First                      Boards of Other
                                Current Principal                       Elected a                       Registered Investment
Name of Nominee                 Occupation and Principal                Supervisory                     Companies and
(Position with Fund)            Employment During                       Committee                       Publicly
AND DATE OF BIRTH               PAST FIVE YEARS                         MEMBER                          HELD COMPANIES


   ROBERT J. CRAUGH                       Retired                       1992                            None
 (Chairman Supervisory
      Committee)
        8/16/22

     ROBERT N. COE                President and Co-owner                1992                            None
  (Member Supervisory            of W.W. Coe & Sons, Inc.
      Committee)                  (Independent insurance
        3/1/50                            agency)

 DONALD C. GREENHOUSE            Since 1989, President and              1992                            None
  (Member Supervisory              Owner of Seneca Point
      Committee)                Associates, Inc. (business
        4/29/36                      consulting firm);
                                       prior thereto
                                 Executive Vice President,
                                    Voplex Corporation

  *GREGORY S. MACKAY             Treasurer of Canandaigua               1992                            None
  (Treasurer, Member               National Corporation;
Supervisory Committee)            Senior Vice President,
        8/3/49                   Canandaigua National Bank

  *ROBERT J. SWARTOUT                 Vice President                    1992                            None
  (Secretary, Member              and Investment Officer,
Supervisory Committee)           Canandaigua National Bank
        6/8/61

______________________________________

* Is an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), on the basis of his affiliation with the investment adviser, The Canandaigua National Bank and Trust Company. Mr. Craugh is not an "interested person" as defined in the 1940 Act, but is considered an "interested person" by the Office of the United States Comptroller of the Currency (the "OCC"), which supervises the Investment Adviser.

     None of the nominees owns any shares of the Fund.

     There were four Supervisory Committee meetings and two Audit Committee meetings during 1996. Each of the nominees attended at least 75% of all meetings of the Supervisory Committee and of the committees of which he was a member. Mr. Coe and Mr. Greenhouse serve as the Fund's Audit Committee.

     The Fund has no executive officers who are not members of the Supervisory Committee.

     The Fund does not pay salaries to officers, but pays an investment advisory fee to Canandaigua National Bank as described below. Messrs. Craugh, Coe and Greenhouse were paid $200.00 each by the Fund for each meeting of the Supervisory Committee attended during 1996. For this, Messrs. [Craugh and Coe ] received $_______ and Mr. [Greenhouse] received $ _______. No officers, directors, or employees of Canandaigua National Bank, its parent, or its subsidiaries received any remuneration directly from the Fund.

INFORMATION PERTAINING TO THE INVESTMENT ADVISER AND THE INVESTMENT MANAGEMENT AGREEMENT

     The Fund has retained, as its investment adviser, Canandaigua National Bank, 72 South Main Street, Canandaigua, New York 14424.

     The Investment Adviser was founded in 1887 and currently serves as the
investment  adviser  to  no  investment  company other than the Fund.   Its
research programs encompass both economic and statistical services.

     Canandaigua National Corporation, 72 South Main Street, Canandaigua, New York, 14424, is the parent of the Investment Adviser, owning all of its outstanding shares of common stock. The following Supervisory Committee Members of the fund are stockholders of Canandaigua National Corporation:
Mr. Craugh, Mr. MacKay, and Mr. Swartout.

     The Board of Directors of Canandaigua National Bank presently consists of 11 directors, all of whom own securities of Canandaigua National Corporation. The address and principal occupation of each of these Directors is indicated below.

DIRECTOR AND ADDRESS                              PRINCIPAL OCCUPATION
Patricia Boland                                   Executive Director,
Canandaigua, New York                             Granger Homestead


David Hamlin, Jr.                                 Farmer
Bloomfield, New York

Frank H. Hamlin                                   Retired
Naples, New York

George W. Hamlin, IV                              President, CEO and Trust Officer,
Canandaigua, New York                             Canandaigua National Bank

Stephen D. Hamlin                                 President, Draper Development Corporation
Canandaigua, New York

DIRECTOR AND ADDRESS                              PRINCIPAL OCCUPATION

Paul R. Kellogg                                   Retired
Canandaigua, New York

Eldred M. Sale                                    Retired
Victor, New York

Robert G. Sheridan                                Senior Vice President and Cashier,
Canandaigua, New York                             Canandaigua National Bank

Caroline C. Shipley                               Educator; Area II, Director, New York
Canandaigua, New York                             State School Boards Association

Alan J. Stone                                     Managing Partner, Stone Properties
Honeoye, New York                                 Chairman of the Board, Canandaigua
                                                  National Bank

Willis F. Weeden, M.D.                            Retired
Canandaigua, New York

     Mr. MacKay and Mr. Swartout, officers of the Fund, are also officers and employees of the Investment Adviser.

     No purchases and sales of common stock of Canandaigua National Corporation by and to any officer, director or employee of Canandaigua National Bank or its affiliates, during the Fund's fiscal year ended December 31, 1996 involved securities in an amount exceeding 1% of any outstanding class of shares.

     The Investment Management Agreement (the "Agreement") between the Fund and the Investment Adviser, dated October 6, 1992 was approved by the Fund's original unitholder and submitted to a vote and unanimously approved at a Meeting of the Supervisory Committee held October 6, 1992. Canandaigua National Bank has served as the Investment Adviser since that date.

     The Agreement provides that the Investment Adviser shall furnish advice to the Fund with respect to its investments and shall, to the extent authorized by the Supervisory Committee of the Fund, determine what securities shall be purchased or sold by the Fund. As compensation for its services to the Fund, the Investment Adviser receives from the Fund an annual fee, computed daily and paid monthly, of 1% of the Equity Portfolio's net assets and 0.50% of the Bond Portfolio's net assets.

     As of December 31, 1996, the total net assets of the Fund were $ _________. The Fund paid the Investment Adviser $ ______ (0.__% of average net assets) for the year ended December 31, 1996.

     The Agreement provides that the Investment Adviser will reduce the fee payable to it by the amount by which the Fund's annual ordinary operating expenses exceed the lower of 1.5% of the average daily value of the net assets of the Fund, or the most restrictive expense limitation applicable to the Fund imposed by any jurisdiction in which units of the Fund are offered for sale. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. Expenditures including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

     The Investment Adviser, in addition to providing investment advisory services, furnishes the services for and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the Fund, and provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Fund.

     The Investment Adviser provides transfer agency and shareholder accounting services for the Fund without additional compensation.

EXECUTION OF PORTFOLIO TRANSACTIONS

     Orders for the Fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices and executions in its portfolio transactions, taking into account the costs and promptness of executions. There is no agreement or commitment to place orders with any broker-dealer. In transactions executed in the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions are available elsewhere.

     Subject to the requirement of seeking the best available prices and execution, the Investment Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers which have provided investment research, statistical and other related services to the Investment Adviser for the benefit of the Fund. Such research services may be used by the Investment Adviser in servicing all of its accounts, including trusts or investment accounts in the Investment Adviser's trust department. Therefore, it is possible, although unlikely, that not all such research services may be used by the Investment Adviser in connection with the Fund.

     There are occasions on which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other trusts or investment accounts in the Investment Adviser's trust department. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

     Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, during the fiscal year ended December 31, 1996, amounted to $ ________ for the Equity Portfolio and $ ______ for the Bond Portfolio; altogether representing ___% of average net assets of the Fund. The portfolio turnover ratio for the fiscal year ended December 31, 1996 was _____% for the Equity Portfolio and _____% for the Bond Portfolio.


PROPOSAL 2. APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

     The Investment Management Agreement (the "Agreement") between the Fund and the Investment Adviser, dated October 6, 1992, is described in part under "Information Pertaining to the Investment Adviser and the Investment Management Agreement" above, and a copy of the Agreement is attached as Exhibit A to this Proxy Statement. Consistent with the 1940 Act, the Agreement states that it shall remain in effect for two years after October 6, 1992 (the date when it became effective), and from year to year thereafter, but only so long as such continuance is approved at least annually either by the vote of a majority of the members of the Supervisory Committee, including specific approval by a majority of such persons who are not parties to the Agreement or "interested persons" of any such party as that term is used in the 1940 Act, or by vote of a majority of the outstanding units of each investment portfolio. Upon registration of the Fund with the Securities and Exchange Commission ("SEC"), the Fund undertook to present the Agreement to the unitholders for their approval at the next meeting of unitholders held after registration of the Fund. Most recently, on March 29, 1996, the Agreement was again approved by a majority of the outstanding units of the Fund.

     THE SUPERVISORY COMMITTEE RECOMMENDS THAT YOU VOTE IN FAVOR OF THE APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT.


PROPOSAL 3. RATIFICATION OF INDEPENDENT ACCOUNTANT

     Unitholders are requested to ratify the selection by the Supervisory Committee (including a majority of members who are not "interested persons" of the Fund as that term is defined in the 1940 Act) of the firm of Morga Jones & Hufsmith, P.C. as the Fund's independent accountant for 1997. This firm and its predecessor, Walsh, Morga & Company, P.C., has served as the Fund's independent accountant since January 1, 1993 when it was unanimously selected by the Supervisory Committee as the Fund's independent accountant. No accountant's report on the financial statements of the Fund has ever contained an adverse opinion or a disclaimer of opinion, or been qualified or modified as to uncertainty, audit scope or accounting principles. The Fund has not had any disagreement with its accountant as to any matter and the accountant has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. No representative of Morga Jones & Hufsmith, P.C. is expected to attend the meeting of unitholders.

     THE SUPERVISORY COMMITTEE RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF MORGA JONES & HUFSMITH, P.C.
AS THE FUND'S INDEPENDENT ACCOUNTANT FOR 1997.







PROPOSAL 4 APPROVAL OF AN AGREEMENT AND PLAN FOR THE FUND PROVIDING FOR ITS
          CONVERSION FROM A COLLECTIVE INVESTMENT FUND TO A DELAWARE BUSINESS TRUST

GENERAL

     The Supervisory Committee of the Fund has unanimously approved, subject to unitholder vote, an Agreement and Plan of Reorganization, Conversion and Termination (the "Plan of Conversion") in the form attached to this Proxy Statement as Exhibit B. The Plan of Conversion provides for the conversion (the "Conversion") of the Equity Portfolio and the Bond Portfolio from separate series of the Fund, which is a collective investment fund established in accordance with the regulations of the OCC, to separate series of a Delaware business trust. For ease of reference in this Proposal, the current Fund will generally be referred to as the "Current Trust," and the Equity Portfolio and the Bond Portfolio will each be referred to as a "Current Portfolio."

     The Conversion will entail creating a Delaware business trust (the "Successor Trust") with two series corresponding to the two Current
Portfolios of the Current Trust. Each series of the Successor Trust is referred to in this Proposal as a "Successor Fund." Following the Conversion, the Successor Trust will carry on the business of the Current Trust and the Conversion will not result in any change in the investment objectives, policies and restrictions of the Current Portfolios as adopted by the Successor Funds. A vote FOR Proposals 2 and 3 will also be considered a vote FOR those Proposals with respect to the Successor Trust. Some principal differences between a collective investment fund and a Delaware business trust as forms of organization are discussed below under the caption "Certain Comparative Information About Collective Investment Funds and Delaware Business Trusts."

     Following the Conversion (and assuming that Proposal 2 is approved), Canandaigua National Bank will continue to serve as investment adviser for the Successor Trust under an advisory agreement substantially identical to the existing advisory agreement with the Current Trust.

REASONS FOR THE PROPOSED CONVERSION

     The Current Trust is organized as a collective investment fund under the regulations of the OCC. As discussed above, the Supervisory Committee of the Current Trust unanimously recommends conversion of the Current Trust and each Current Portfolio thereof into a Delaware business trust and corresponding series thereof which will succeed to the business of the Current Trust, which will then be terminated as a collective investment trust. This will enable the Fund to offer its shares for sale to the public, especially to current customers of Canandaigua National Bank who have expressed interest in investing in the Current Trust but are prohibited by definition from doing so in its current form as a collective investment trust. Additionally, the Supervisory Committee has determined that Delaware law affords advantages to the operations of mutual funds greater than those currently available to the Successor Trust under New York law. Therefore, the Supervisory Committee proposes organizing the Successor Trust as a Delaware business trust.

     Under the OCC's rules governing collective investment funds and the terms of the Current Trust's Declaration of Trust, the only persons that are eligible to invest in the Current Trust are tax exempt pension and profit-sharing plan trusts and individual retirement accounts ("IRAs") maintained in accordance with the requirements of the Internal Revenue Code (the "Code"). The Current Trust has received many inquiries from customers of Canandaigua National Bank and from others who have retirement funds invested in the Current Trust indicating a high level of interest in being able to invest directly in the Fund. After reviewing this matter for some time, the Supervisory Committee determined that it would pursue this matter with the goal of reorganizing the Fund into a mutual fund in which the general public can invest.

     The Supervisory Committee believes that this reorganization presents several advantages to the current investors in the Current Trust. First, by being able to offer its shares to the general public, the Fund should attract significantly more assets, particularly from current customers of Canandaigua National Bank and persons whose retirement funds are already invested in the Fund. This will result in lower fund expenses to all Fund investors. This in turn will also lead to both lower transaction costs and improved access to investment research for the Fund.

     An aspect of this reorganization that may be viewed as a disadvantage to the current investors in the Current Trust is that the Successor Trust will not be required to hold annual meetings to elect its Trustees. However, the resulting cost savings will benefit all Fund investors.

     In planning this reorganization, the Supervisory Committee determined that establishing the Successor Trust as a Delaware business trust was an advantageous structure for a public mutual fund for several reasons. A business trust can provide a more efficient and less expensive vehicle for organizing a public mutual fund than other available alternatives, such as a corporation. For example, in contrast to a corporation incorporated in Delaware, a Delaware business trust pays no franchise or similar taxes on its organization or operation to the state of Delaware.

     Further, a Delaware business trust is not required to hold annual meetings of its shareholders, saving significant time and expense. Delaware law affords to the trustees of a Delaware business trust the ability to adapt a Delaware business trust to future contingencies without the necessity of holding special shareholder meetings. The Trustees of the Successor Trust will have the power to amend its Declaration of Trust to create a class, group or series of beneficial interests that was not previously outstanding; to incorporate or dissolve the Successor Trust; to merge or consolidate it with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of its assets; to cause any series to become a separate trust; and to change its domicile - all without shareholder vote. Thus, while any exercise of authority by the Trustees of the Successor Trust will be subject to applicable state and Federal law, the flexibility of a Delaware business trust should help to assure that the Successor Trust always operates under the most advantageous form of organization and should reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues.

     For a more detailed comparison of the Current Trust's Declaration of Trust and the proposed Delaware trust instrument (the "Delaware Declaration of Trust"), see "Certain Comparative Information About Collective Investment Funds and Delaware Business Trusts" below.




SUMMARY OF THE PLAN OF CONVERSION

     The following discussion summarizes certain terms of the Plan of Conversion. This summary is qualified in its entirety by the provisions of the form of Plan of Conversion attached as Exhibit B.

     In order to accomplish the Conversion, a Delaware business trust will be formed pursuant to a Delaware Declaration of Trust, substantially in the form of Exhibit C hereto. On the closing date of the Conversion (the "Closing Date"), each Current Portfolio will transfer all of its assets to its corresponding Successor Fund in exchange for the assumption by the Successor Fund of all the liabilities of that Current Portfolio and the issuance to the Current Trust on behalf of that Current Portfolio of shares of beneficial interest of that Successor Fund ("Successor Fund shares") equal to the value of that Current Portfolio's net assets on the date of the exchange as determined by using the procedures set forth in the Current Trust's current Prospectus. Immediately thereafter, the Current Trust will distribute the corresponding Successor Fund shares to the account of each Current Portfolio unitholder pro rata in proportion to such unitholder's beneficial interest in each Current Portfolio ("Current Portfolio units") in exchange for his/her/its Current Portfolio units. After this distribution of Successor Fund shares, each Current Portfolio will, as soon as practicable thereafter, be wound up and terminated. A confirmation will be mailed to each Current Portfolio unitholder informing him/her/it of the number of Successor Fund shares registered to his/her/its shareholder account. Certificates evidencing Successor Fund shares will not be mailed to shareholders. UPON COMPLETION OF THE CONVERSION, EACH CURRENT PORTFOLIO UNITHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL SUCCESSOR FUND SHARES EQUAL IN NUMBER AND AGGREGATE NET ASSET VALUE TO THAT UNITHOLDER'S UNITS IN EACH CURRENT PORTFOLIO AS OF THE DATE OF THE EXCHANGE.

     The Plan of Conversion also authorizes the Current Trust, while the sole shareholder of each series of the Successor Trust pending distribution of such shares to the former unitholders of each Current Portfolio: (i) to elect as Trustees of the Successor Trust the persons who currently serve as the Supervisory Committee of the Current Trust; (ii) to ratify the selection of the independent accountants for the Successor Trust; and (iii) to approve an investment advisory agreement for the Successor Trust.

     The newly elected Trustees will hold office without limit in time except that (i) any Trustee may resign at any time; (ii) any Trustee may be removed with or without cause by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (iii) any Trustee who has become physically or mentally incapacitated or is otherwise unable to serve may be retired by written instrument signed by a majority of the other Trustees; and (iv) a Trustee may be removed with or without cause at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Successor Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there normally will be no annual meeting of shareholders for the purpose of electing Trustees.

     Assuming the Plan of Conversion is approved, it is currently contemplated that the Conversion will become effective as soon as possible following receipt of all necessary approvals or waivers from the OCC, the SEC, and any other regulatory authority with respect to any aspect of the Conversion, and the effectiveness of all required filings and registration statements with the SEC.

     If, at any time prior to the Closing, the Supervisory Committee determines that it would not be in the best interest of the Current Trust or the unitholders to proceed with the execution of the Plan of Conversion, the Conversion will not go forward, notwithstanding the approval of the Conversion by the unitholders at this meeting. The obligations of the Current Trust and the Successor Trust under the Plan of Conversion are subject to various conditions as stated therein. In order to anticipate unforeseen events, the Plan of Conversion, once undertaken, may be terminated or amended at any time prior to the Conversion by action of the Supervisory Committee, notwithstanding the approval of the Plan of Conversion by the unitholders, if: (i) there is a material breach of any representation, warranty or agreement contained in the Plan of Conversion;
(ii) it reasonably appears that a party cannot meet a condition of the Plan of Conversion; or (iii) the Current Trust is unable to obtain any necessary approvals or waivers from the OCC, the SEC, and any other regulatory authority with respect to any aspect of the Conversion or the effectiveness of all required filings and registration statements with the SEC. The Current Trust and the Successor Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Conversion; provided that such waiver or amendment does not materially adversely affect the interests of Current Trust unitholders.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS

     The Successor Trust's transfer agent will establish accounts for all Current Trust unitholders containing the appropriate number and denominations of Successor Fund shares to be received by that unitholder under the Plan of Conversion. Such accounts will be identical in all material respects to the accounts currently maintained by the Current Trust for each unitholder.

EXPENSES OF THE CONVERSION

     The Investment Advisor will bear the expenses associated with the transactions contemplated by the Plan of Conversion, which are presently estimated to be approximately $35,000.

TAX CONSEQUENCES OF THE CONVERSION

     It is a condition to the consummation of the Conversion that the Current Trust and the Successor Trust receive on or before the Closing Date an opinion from counsel, Underberg & Kessler LLP, substantially to the effect that, among other things, the transactions contemplated by the Plan of Conversion will constitute a tax-free reorganization and that no gain or loss will be recognized for Federal income tax purposes by the unitholders of each Current Portfolio upon (1) the transfer of a Current Portfolio's assets to the corresponding Successor Fund in exchange solely for such Successor Fund's shares and the assumption by such Successor Fund of that Current Portfolio's liabilities or (2) the distribution in liquidation of the shares of each Successor Fund to the corresponding Current Portfolio's unitholders in exchange for their Current Portfolio units. The opinion will further provide, among other things, that: (i) the tax basis of the Successor Fund shares to be received by each Current Portfolio unitholder will be the same as that of such unitholder's Current Portfolio units surrendered in exchange therefor; (ii) each Current Portfolio unitholder's tax holding period for shares in the Successor Fund will include such unitholder's holding period for units of the Current Portfolio surrendered in exchange therefor, provided that such Current Portfolio units were held as capital assets on the date of the exchange; and (iii) (A) under Section 408(e) of the Code with respect to IRA accounts maintained in conformity with Section 408(a) thereof, or (B) under Section 501(a) of the Code with respect to single or commingled pension or profit-sharing trusts, including a single or commingled pension or profit-sharing trust benefitting one or more self-employed individuals, maintained in conformity with Section 401(a) thereof, the Conversion does not trigger (I) any taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") nor (II) a disqualification of such trusts with respect to their tax-exempt status under Section 408(e) or 501(a) of the Code, as the case may be.

SHAREHOLDER SERVICING AGENT, ADMINISTRATOR AND CUSTODIAN

     Canandaigua National Bank, 72 South Main Street, Canandaigua, New York 14424, presently serves as shareholder servicing agent for the Current Trust and will serve in the same capacity for the Successor Trust. American Data Services, 24 West Carver Street, Huntington, New York 11743, presently serves as the Administrator for the Current Trust and will serve in the same capacity for the Successor Trust. Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, presently serves as the Custodian for the Current Trust and will serve in the same capacity for the Successor Trust.

INDEPENDENT PUBLIC ACCOUNTANTS

     Morga Jones and Hufsmith, P.C., 25 North Street, Canandaigua, New York 14424, are presently the Independent Public Accountants for the Current Trust, and will continue to be the Independent Public Accountants for the Successor Trust, subject to their ratification pursuant to Proposal 3.

CERTAIN REGULATORY MATTERS

     Underberg & Kessler LLP has advised the Current Trust that (i) Successor Trust shares to be issued in exchange for the assets of the Current Trust are not required to be registered under the Securities Act of 1933 (the "1933 Act"), and (ii) upon the effectiveness of the Conversion, the Successor Trust will be deemed to have adopted the Current Trust's registration statement under the 1933 Act and the 1940 Act.

CERTAIN COMPARATIVE INFORMATION ABOUT COLLECTIVE INVESTMENT FUNDS AND DELAWARE BUSINESS TRUSTS

SUMMARY OF THE TRUST INSTRUMENT

     The Successor Trust will be established as a Delaware business trust pursuant to the Delaware Declaration of Trust under the laws of the State of Delaware. The investment objectives, policies and restrictions of each Successor Fund will be the same as those of the respective Current Portfolio. The Successor Trust's fiscal year will be the same as that of the Current Trust, although the Trustees may change the fiscal year in their discretion. Prior to the Conversion, each Successor Fund will not have any assets or liabilities. During the Conversion, the Current Trust will be the sole shareholder of each corresponding Successor Fund immediately prior to distribution of the shares of a Successor Fund to the unitholders of the corresponding Current Portfolio.

     As a series of a Delaware business trust, each Successor Fund's operations will be governed by the Delaware Declaration of Trust, the Successor Trust's Bylaws and applicable Delaware law, rather than by the Current Trust's Declaration of Trust, the rules and procedures of the Supervisory Committee and applicable New York law. The operation of the Successor Trust and each Successor Fund will continue to be subject to the provisions of the 1933 Act and the 1940 Act and the SEC's rules and regulations thereunder, the rules and regulations of the OCC, certain rules and regulations promulgated under ERISA, and applicable state securities laws.

TRUSTEES AND OFFICERS OF THE SUCCESSOR TRUST

     Subject to the provisions of the Delaware Declaration of Trust, the business of the Successor Trust will be supervised by the Trustees of the Trust, who will serve indefinite terms and who have all powers necessary or convenient to carry out that responsibility. The responsibilities, powers and fiduciary duties of the Trustees will be substantially the same as those of the Supervisory Committee of the Current Trust. The Trustees of the Successor Trust will be those persons who are being elected under Proposal 1 above to serve as members of the Supervisory Committee of the Current Trust.

     It is anticipated that the Trustees of the Successor Trust will elect the officers of the Current Trust to serve as officers of the Successor Trust and that such persons will perform the same functions following the Conversion that they now perform on behalf of the Current Trust. For a discussion of the members of the Supervisory Committee and officers of the Current Trust, see Proposal 1 above.

DELAWARE BUSINESS TRUST SHAREHOLDER LIABILITY

     Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability as that extended to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in New York or in many other states. This is one reason the Supervisory Committee recommends that in reorganizing, the Current Trust be organized as a Delaware business trust. However, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Delaware Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Successor Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Successor Trust or its Trustees and (ii) provides for indemnification out of the property of the Successor Trust of any shareholder held personally liable for the obligations of the Successor Trust. Thus, the risk of a shareholder of the Successor Trust incurring financial loss beyond his/her/its investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law;
(2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Successor Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Successor Trust's business and the nature of its assets, the Supervisory Committee believes that the risk of personal liability to a shareholder of the Successor Trust is extremely remote.

     Unlike Delaware, in New York there is no business trust act governing the formation and operation of business trusts. Therefore, the law governing business trusts in New York is relatively unclear. The Current Trust's Declaration of Trust, like the Delaware Declaration of Trust, contains an express disclaimer of unitholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Current Trust or its Supervisory Committee. The Current Trust's Declaration of Trust also provides for indemnification out of the trust property. Thus, the Supervisory Committee believes the risk of liability is also remote for unitholders of the Current Trust. However, it prefers the certainty given this principle under Delaware law.

VOTING RIGHTS OF SHAREHOLDERS OF A COLLECTIVE INVESTMENT FUND AND A DELAWARE BUSINESS TRUST

     Under the terms of the Current Trust's Declaration of Trust and the rules and procedures of the Supervisory Committee, the Current Trust is required to hold annual meetings of unitholders to elect the members of the Supervisory Committee. However, a Delaware business trust is not required to hold annual shareholder meetings, and as discussed above, it is intended that the Successor Trust will take advantage of this fact by calling meetings of shareholders only as necessary to comply with specific requirements under its Declaration of Trust or the 1940 Act. Under the Current Trust's Declaration of Trust, except for the right given to shareholders under Section 16(c) of the 1940 Act to call a special meeting to vote on the removal of a member of the Supervisory Committee, unitholders do not have the right generally to call a special meeting of unitholders. By contrast, the Successor Trust's Declaration of Trust in substance, provides that a special meeting of shareholders may be called for any purpose by the holders of 10% or more of its shares.

     The Successor Trust, like the Current Trust, will operate as an open-end management investment company registered with the SEC under the 1940 Act. Shareholders of each Successor Fund will, therefore, have the power to vote at special meetings with respect to, among other things, (i) changes in the fundamental investment policies and restrictions of the Successor Fund, (ii) approval of certain investment advisory contracts,
(iii) ratification of the selection by the Trustees of the independent public accountants for the Successor Trust and (iv) such additional matters relating to the Successor Trust as may be required by law or the Trustees consider desirable. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office must promptly call a meeting of shareholders of the Successor Trust for the purpose of electing a Board of Trustees. The Current Trust must notify the SEC that the Successor Trust will adopt its existing registration statement under the 1933 Act with respect to its shares.

     As is generally the case under the Current Trust's Declaration of Trust, the Successor Trust's Declaration of Trust will permit the Trustees to amend the Delaware Declaration of Trust, subject generally to the approval of the shareholders of the Successor Trust. Likewise, as is the case under the Current Trust's Declaration of Trust, the Delaware Declaration of Trust will provide that a majority of its shares, or shares of a series thereof, shall constitute a quorum for a meeting of shareholders.

LIABILITY OF TRUSTEES

     As is the case with respect to the Supervisory Committee under the terms of the Current Trust's Declaration of Trust, the Successor Trust's Declaration of Trust will provide that the Trustees of the Successor Trust shall not be liable to any person other than the trust or a shareholder and that a Trustee shall not be personally liable for any act as a Trustee. However, nothing in the Delaware Declaration of Trust will protect a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

SUPERVISORY COMMITTEE'S EVALUATION AND RECOMMENDATION

     THE SUPERVISORY COMMITTEE UNANIMOUSLY RECOMMENDS THAT UNITHOLDERS OF THE CURRENT TRUST APPROVE THE AGREEMENT AND PLAN FOR THE CONVERSION OF THE FUND FROM A COLLECTIVE INVESTMENT FUND TO A DELAWARE BUSINESS TRUST.

     At a meeting held on February 7, 1997, after considering the matters discussed above and other matters deemed to be relevant, the Trustees who are not "interested persons" (as defined in the 1940 Act), have unanimously approved, and voted to recommend to the shareholders of the Current Trust that they approve, the Conversion. In taking such action and making such recommendation, the Supervisory Committee took into consideration the fact that the Conversion may provide operational efficiencies by reducing costs to shareholders, provide additional managerial flexibility to the Trustees and facilitate the introduction of new mutual funds. The Supervisory Committee believes the Conversion will be beneficial to present shareholders of the Current Trust as well as to potential investors.

VOTE REQUIRED TO APPROVE CONVERSION

     Approval of this Proposal requires the affirmative vote of a majority of the units (as defined above in the introductory section of this Proxy Statement) of each Current Portfolio voting separately as an individual series of the Current Trust.

     The Supervisory Committee has determined that the Conversion will not proceed as described above unless both of the Current Portfolios, voting separately as individual series of the Current Trust, approve the Conversion. In the event that either of the Current Portfolios does not vote in favor of the Conversion, the Supervisory Committee will determine what further action, if any, to take, including the possibility of resubmitting the proposal at a later time to the unitholders of the Current Portfolio that may not have voted in favor of the Conversion.

     A vote FOR the Conversion further encompasses authorization of the Current Trust, as sole shareholder of both series of the Successor Trust:
(i) to elect as Trustees of the Successor Trust the persons who, subject to their being elected under Proposal 1 above, serve as the members of the Supervisory Committee of the Current Trust; (ii) to approve an investment advisory agreement for the Successor Trust as described in Proposal 2 above; and (iii) to ratify the selection of the independent accountants under Proposal 3 above as the independent accountants for the Successor Trust.


                       SHAREHOLDER PROPOSALS

     Notice is hereby given that any shareholder proposals which may properly be included in the proxy solicitation materials for the next annual meeting must be received by the Fund at its executive offices not less than 120 days in advance of the anniversary date of this proxy statement. Any such proposals must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.


                           MISCELLANEOUS

     The solicitation of the enclosed proxy is made by and on behalf of the Supervisory Committee of the Fund. The cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials, will be paid this year by Canandaigua National. In addition to solicitation by mail, certain officers and Supervisory Committee members of the Fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally.

     The Supervisory Committee is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of unitholders arise, the proxies in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy a discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interests of the Fund.

                              By Order of the Supervisory Committee,



March 1, 1997                 Robert J. Swartout
                                   Secretary








G:\UKC\CANNATBK\GENSEC\PROXYSTM\97PXYSTM.DR2

[FORM OF PROXY CARD]
                          CANANDAIGUA NATIONAL COLLECTIVE INVESTMENT FUND
                                       FOR QUALIFIED TRUSTS

                   Proxy Solicited on Behalf  of  the  Supervisory Committee of
                          the Fund for the Annual Meeting of Unitholders
                                     to be held March 28, 1997


The undersigned hereby appoints [Richard H. Hawks, Jr.] and [James M. Exton] as lawful agents and proxies, each with full power to appoint a substitute to represent the undersigned at the aforesaid Annual Meeting of Unitholders to be held at the offices of The Canandaigua National Bank and Trust Company, 72 South Main Street, Canandaigua, New York on March 28, 1997 at 10:30 A.M., on all matters coming before said meeting.

1.  ELECTION OF SUPERVISORY COMMITTEE MEMBERS

      Nominees:        Robert  J.  Craugh, Robert N. Coe, Donald C. Greenhouse,
                        Gregory S. MacKay and Robert J. Swartout

[   ]  VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any):

                    _______________________________________________________
                    _______________________________________________________

                    OR

[   ]  VOTE WITHHELD from all nominees.

2. APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT WITH CANANDAIGUA NATIONAL BANK

[  ]  FOR       [  ]  AGAINST   [  ]  ABSTAIN

3. RATIFICATION OF SELECTION OF MORGA JONES & HUFSMITH, P.C. AS INDEPENDENT ACCOUNTANT

[  ]  FOR       [  ]  AGAINST   [  ]  ABSTAIN

4. APPROVAL OF CONVERSION OF FUND AND THE PORTFOLIO AS A SERIES THEREOF INTO A DELAWARE BUSINESS TRUST AND SERIES THEREOF

[  ]  FOR       [  ]  AGAINST   [  ]  ABSTAIN

5. In their discretion, upon other matters as may properly come before the meeting.

THIS PROXY  WHEN  PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED  UNITHOLDER.   IF  NO DIRECTION IS GIVEN, THIS PROXY WILL BE
VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

____________________________________________    Date: _________________, 1997

____________________________________________    Date: _________________, 1997
(Please sign exactly as name appears below)


UNITS HELD February 10, 1997:  _________________________